EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors
  Intelect Communications, Inc.

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 (Registration No.
333-      ) of our report dated March 31, 1999, included in Intelect
Communications, Inc.'s Form 10-K for the year ended December 31, 1998, and to all references to our firm under the caption "Experts" in this registration statement.

                                                         GRANT THORNTON LLP

Dallas, Texas
April 2, 1999